Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kristina Salen, certify that the Annual Report of Etsy, Inc. on Form 10-K for the period ended December 31, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Etsy, Inc.

/s/ Kristina Salen
Kristina Salen
Chief Financial Officer
(Principal Financial and Accounting Officer)
Date: February 28, 2017